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                                                                   EXHIBIT 10.89

July 14, 2005

YouthStream Acquisition Corp.
c/o YouthStream Media Networks, Inc.
244 Madison Avenue, PMB #358
New York, New York 10016

Gentlemen:

KES Holdings, LLC, a Delaware limited liability company ("KESH") is the holder of that certain 8% subordinated secured promissory note issued by YouthStream
Acquisition Corp., a Delaware corporation ("COMPANY") in the original principal amount of $19 million (the "KESH NOTE") and Atacama Capital Holdings, Ltd., a
British Virgin Islands company ("ATACAMA,") is the holder of that certain 8%
subordinated secured promissory note issued by the Company in the original principal amount of $21 million (the "ATACAMA NOTE" and collectively with the
KESH Note, the "NOTES"). The Notes were issued in conjunction with the acquisition by the Company of (i) a 37.45% membership interest in KES
Acquisition Company, LLC, a Delaware limited liability company ("KESA"), from
KESH and (ii) all of the stock of Atacama KES Holding Corporation, a Delaware corporation, from Atacama.

The parties agree to the following modifications to the Notes:

Section 2 of each of the Notes is hereby deleted and replaced in its entirety with the following:

     2.   Interest Payments. The Company shall pay accrued interest on the Note as follows: (a) with respect to interest that accrues from the date of this Note through the First Interest Payment Date (defined below), on the earlier of February 27, 2006 or the first date on which all third persons as to which the Company then has outstanding indebtedness that is expressly senior in right of payment to the right of payment of the holders of the Notes under the Notes (such persons, the "SENIOR
          LENDERS") have consented (as evidenced by a written consent addressed to the Company) to the payment of accrued interest through such date
          (such date, the "FIRST INTEREST PAYMENT DATE"), (b) with respect to interest that accrues on and from the First Interest Payment Date through the Second Interest Payment Date (defined below), on the earlier of February 27, 2007 or the first date on which all of the
          Senior Lenders have consented (as evidenced by a written consent addressed to the Company) to the payment of accrued interest through such date (such date, the "SECOND INTEREST PAYMENT DATE") and (c) with respect to all interest that accrues on and after the Second Interest
          Payment Date, on the first day of each January, April, July and
          October (each such date, a "QUARTER") after such Second Interest
          Payment Date commencing with the Quarter immediately following the
          Second Interest Payment Date.

In connection with the modifications made hereby, KESH and Atacama agree that the Company's non-payment of interest pursuant to the Notes as originally issued shall not be deemed to be an "Event of Default" as that term is defined in
Section 11 of the Note Purchase Agreement dated February 25, 2005 ("NOTE
PURCHASE AGREEMENT"), and each of KESH and Atacama agrees that it shall not be entitled to, nor will it, commence, prosecute or participate in any remedies on default as contemplated in Section 12 of the Note Purchase Agreement based on such failure.

YouthStream Acquisition Corp.
July 14, 2005
Page -2-

This Agreement shall be deemed to be effective for all purposes as of February
28, 2005.

The Company agrees to reimburse KESH and Atacama for their reasonable expenses incurred in connection with the preparation of this letter agreement, not to exceed $25,000.

Except as expressly provided herein, each of the Notes remain in full force and effect.

                                   KES HOLDINGS, LLC

                                   By: Libra/KES Investment I, LLC
                                   Its: Manager

                                   By: /S/ JESS M. RAVICH
                                      -------------------------------
                                       Jess M. Ravich
                                       Authorized Signatory

                                   ATACAMA CAPITAL HOLDINGS, LTD.

                                   By:  /S/ GWENYTH VANTERPOOL
                                       ------------------------------

                                   Name:  Gwenyth Vanterpool for Westlaw Limited
                                        ----------------------------------------

                                   Title:  Director
                                         ---------------------------

                                   ACCEPTED AND AGREED TO AS
                                   OF THE 14TH DAY OF JULY 2005:

                                   YOUTHSTREAM ACQUISITION CORP.

                                   By: /S/ JONATHAN V. DIAMOND
                                      -------------------------------
                                       Jonathan V. Diamond
                                       Chief Executive Officer